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              FIRST AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT


    This First Amendment to Real Estate Purchase and Sale Agreement ("First Amendment") is made and entered into as of this 5th day of September 1996, by and between Miami Gardens Associates, a New Jersey general partnership ("Seller") and Basic Acquisitions, Inc., a Delaware corporation ("Purchaser").

                                     WITNESSETH:
    Whereas, Seller and Purchaser have previously entered into a Real Estate Purchase and Sale Agreement, dated as of July 24, 1996, (the "Agreement") relating to the sale by the Seller and the purchase by the Purchaser (the "Transaction") of certain real property located in Dade County, Florida, and commonly referred to as the Garden Square Shopping Center; and

    Whereas, the Seller and the Purchaser now desire to modify and amend the Agreement in accordance with the provisions set forth in this First Amendment.

    NOW, THEREFORE, for and in consideration of Ten and No/100 ($10.00) Dollars and other good and valuable consideration, and for and in consideration of the mutual covenants and conditions herein set forth, the parties hereto agree to modify the Agreement as hereinafter set forth:

    1. The Purchase Price as set forth in Paragraph 2 of the Agreement is changed so as to reduce the Purchase Price by the sum of Two Hundred Thousand ($200,000.00) Dollars, thereby reducing the


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Purchase Price to the sum of Nine Million Four Hundred Fifty Thousand
($9,450,000.00) Dollars.

    2. The Closing Date provided for in Paragraph 4(a) of the Agreement is hereby changed from November 15, 1996, to January 3, 1997, to commence at 9:30 a.m.

    3. The Seller and the Purchaser acknowledge and agree, (and to the extent that the Agreement may be contrary to this acknowledgement, set forth in Subparagraph (a) below, the Agreement shall be deemed amended in accordance with the provisions of this acknowledgement as follows:

    (a) Prior to the execution of this First Amendment the Seller obtained a Judgment against Optical Depot II, Inc., and Sherry R. Walde, in case number 96-3114 entered in the Circuit Court in and for the 11th Judicial Circuit of Dade County, Florida, said Judgment being dated August 13, 1996, (the "Judgment"). The parties hereto acknowledge that the Purchaser, by virtue of the transaction, shall have no right to an assignment of the Judgment, nor shall the Purchaser be entitled to any funds paid by the defendants therein to the plaintiff therein (the Seller), in payment of said Judgment. Further, none of the provisions of Paragraph 10 of the Agreement dealing with prorations and adjustments shall apply to the Judgment or any funds in payment thereof.

    4. All capitalized terms as provided for in this First Amendment shall be deemed defined terms and shall have the meaning as defined in the Agreement unless otherwise defined in this First Amendment.


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    5.  The Agreement shall remain in full force and effect and binding upon the parties hereto as is set forth in the Agreement, except as modified by this First Amendment.

    6. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    IN WITNESS WHEREOF, the parties hereto have duly signed, sealed, and delivered this First Amendment, as of the day, month, and year first above written.

Witnesseth:                            BASIC ACQUISITIONS, INC.
                                       a Delaware corporation
/s/ illegible
----------------------                 By: /s/ Carl K. Maynard
                                          ------------------------------

----------------------                 Print Name: CARL K. MAYNARD
                                                  ----------------------
                                       Title: President
                                             ---------------------------


                                       MIAMI GARDEN ASSOCIATES,
                                       a New Jersey general partnership
Witnesseth:                            By:  Garden Square Associates, L.P.,
                                         a Delaware limited partnership, as
                                         general partner
----------------------                   By:  Englewood Gardens, Inc., a
                                         Florida corporation, as sole
                                         general partner
----------------------
                                       By:
                                           ------------------------------

                                       Print Name:
                                                  -----------------------

                                       Title:
                                              ---------------------------